UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-42

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Annual Report to Shareholders

DWS Floating Rate Plus Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Loan investments are subject to interest-rate risk such that when interest rates rise, the prices of the loan, and thus the value of the loan fund, can decline and the investor can lose principal value. Although the value of senior loans will fluctuate less in response to interest-rate changes than will fixed rate debt securities, floating rates on senior loans only reset periodically, so changes in prevailing interest rates may cause a fluctuation in the fund's value. The fund employs an asset overlay strategy that will make heavy use of derivatives. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Use of leverage can magnify the effects of changes in the value of the fund's portfolio and make the fund more volatile. The use of leverage may cause investors in the fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the fund will be able to employ leverage successfully. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.50%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated June 27, 2007 are 1.52%, 2.27% and 1.20% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the period shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Cumulative Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Floating Rate Plus Fund	Life of Fund*
Class A	-3.55%
Class C	-4.27%
Institutional Class	-3.38%
S&P®/LSTA Leveraged Loan Index+	-2.70%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Floating Rate Plus Fund — Class A [] S&P/LSTA Leveraged Loan Index+

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Floating Rate Plus Fund		Life of Fund*
Class A	Growth of $10,000	$9,211
	Average annual total return	-7.89%
Class C	Growth of $10,000	$9,482
	Average annual total return	-5.18%
S&P/LSTA Leveraged Loan Index+	Growth of $10,000	$9,730
	Average annual total return	-2.70%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Floating Rate Plus Fund — Institutional Class [] S&P/LSTA Leveraged Loan Index+

Comparative Results as of 5/31/08
DWS Floating Rate Plus Fund		Life of Fund*
Institutional Class	Growth of $1,000,000	$966,200
	Average annual total return	-3.38%
S&P/LSTA Leveraged Loan Index+	Growth of $1,000,000	$973,000
	Average annual total return	-2.70%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 9.14	$ 9.13	$ 9.14
6/29/07 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00
Distribution Information: 6/29/07 (commencement of operations) to 5/31/08: Income Dividends	$ .47	$ .41	$ .49
Capital Gain Distributions	$ .03	$ .03	$ .03
May Income Dividend	$ .0347	$ .0287	$ .0358
Current Annualized Distribution Rate++	4.56%	3.77%	4.70%
++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.99%, 3.15% and 4.65% for Class A, C and Institutional Class shares, respectively, had certain expenses not been reduced. Distribution rates are historical, not guaranteed, and will fluctuate.

Class S

Class S shares are generally not available to new investors except under certain circumstances.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated June 27, 2007 is 1.27% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the period shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Cumulative Total Returns as of 5/31/08
DWS Floating Rate Plus Fund	Life of Fund*
Class S	-3.38%
S&P/LSTA Leveraged Loan Index+	-2.70%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
Growth of an Assumed $10,000 Investment
[] DWS Floating Rate Plus Fund — Class S [] S&P/LSTA Leveraged Loan Index+

Comparative Results as of 5/31/08
DWS Floating Rate Plus Fund		Life of Fund*
Class S	Growth of $10,000	$9,662
	Average annual total return	-3.38%
S&P/LSTA Leveraged Loan Index+	Growth of $10,000	$9,730
	Average annual total return	-2.70%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/08	$ 9.14
6/29/07 (commencement of operations)	$ 10.00
Distribution Information: 6/29/07 (commencement of operations) to 5/31/08: Income Dividends	$ .49
Capital Gain Distributions	$ .03
May Income Dividend	$ .0359
Current Annualized Distribution Rate++	4.71%
++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.09% had certain expenses not been reduced. Distribution rates are historical, not guaranteed, and will fluctuate.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 986.00	$ 981.20	$ 985.90	$ 985.90
Expenses Paid per $1,000*	$ 6.01	$ 10.20	$ 5.26	$ 5.21
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,018.95	$ 1,014.70	$ 1,019.70	$ 1,019.75
Expenses Paid per $1,000*	$ 6.11	$ 10.38	$ 5.35	$ 5.30
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Plus Fund	1.21%	2.06%	1.06%	1.05%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Floating Rate Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Floating Rate Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

James T. Anderson

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Global Head of High Yield Strategies: New York.

• Joined the Company in 2006 after 25 years of experience in the corporate and leveraged credit markets, most recently as head of Flagship Capital Management, a subsidiary of Bank of America, a specialty asset manager focused on below investment grade assets in structured, securities formats.

• ABE from Dartmouth College.

Eric S. Meyer, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Head of Loan Portfolio Management, High Yield Strategies: New York.

• Joined the Company in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and EF Houston.

• BA from State University of New York, Albany; MBA from Pace University.

In the following interview, the portfolio managers discuss the DWS Floating Rate Plus Fund's strategy during its annual reporting period ended May 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS Floating Rate Plus Fund perform during the period since the commencement of the fund?

A: For the period from June 29, 2007 (commencement of operations) through May 31, 2008, the fund's Class A shares provided a return of -3.55%. In comparison, the fund's benchmark, the S&P/LSTA Leveraged Loan Index, returned -2.70%.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's performance lagged the -2.97% return of its peers in the Lipper Loan Participation Funds category.2

1 The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Loan Participation Funds category includes funds that invest at least 80% of their assets in bank loans. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Loan Participation Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Please describe the market environment for the fund over the reporting period ended May 31, 2008.

A: While the fund holds no issues that are backed by subprime mortgages, all fixed-income markets saw extreme volatility early in the period occasioned by the subprime mortgage crisis. (See page 14 for a discussion of leveraged loans.) The leveraged loan market was not immune to the broader fixed-income turmoil, with one-month returns in July of 2007 that were the worst on record. The loan market recovered to a significant degree in September and October, aided by the perception that loan valuations had reached unsustainably low levels. However, November saw further softening, as a large supply of leveraged loan deals that had been shelved during the summer's turbulence were brought forward to take advantage of a more stable environment.

As the period progressed, leveraged loans continued to experience weakness driven in large part by technical factors. The US Federal Reserve Board (the Fed) cut the benchmark fed funds rate (the overnight rate banks charge when they borrow money from each other) seven times over the period by an aggregate of 325 basis points (or 3.25 percentage points) to its current level of 2.00%. This led to a similar reduction in LIBOR, the base rate for most leveraged loans.3 As the current yield on leveraged loans declined, fixed-rate assets became relatively more attractive from a current yield perspective, and as a result the prices of loans declined as certain investors swapped out of floating rate instruments. The rapid decline of secondary market loan prices in turn resulted in the forced sale of several leveraged mark-to-market vehicles, removing from the market loan buyers and adding additional supply at a time when the market was already stressed.4

3 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.
4 The secondary market is the financial market for trading of securities that have already been issued in an initial private or public offering.
Market-to-market is the act of assigning a value to a position held in a financial instrument based on the current market price for that instrument or similar instruments.

These technical factors began to ease late in the period as new investors entered (or increased their exposure to) the loan market, including hedge funds, distressed debt investors and insurance companies. As a result, more leveraged loan issues began to trade on the basis of issuer-specific fundamentals rather than suffering on a wholesale basis from technical weakness.

While the overall fundamentals of loan issuers have shown some signs of weakening, there were no defaults between mid-March and the end of May, helping to bolster demand. While issuance has begun to rebound following a severe drop off in the wake of the subprime crisis, the market has been able to absorb the volume, and prices of issues trading in the secondary market have been holding up well. In addition, the overhang of leveraged loan deals that were tabled last summer has been dramatically reduced, helping to improve market sentiment.

Q: Can you review leveraged loans and how they work?

A: Leveraged loans are also known as senior loans or syndicated loans. They are loans made by large banks to corporations that usually either are not investment-grade or are unrated as borrowers, typically to finance a corporate acquisition or restructuring. These loans have the highest standing in a borrower's capital structure. This means the holders of the loan have first claim to the company's cash flow and to proceeds from the sale of any company assets. The interest rate on a leveraged loan is adjustable and reflects a yield spread above a benchmark short-term lending rate, such as LIBOR.5 Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders, and a large secondary market of institutional investors including mutual funds, insurance companies and hedge funds provides a liquid market. While less well-known than high- yield bonds among the investing public, the size of the leveraged loan market exceeds that of the high-yield corporate bond market.

5 The yield spread is the difference between the yield of a security and the yield of a lower risk issue of comparable duration. A large spread is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Q: Can you review how you managed the fund and what helped or hurt performance?

A: Our overall approach has been to seek value as market volatility continues in the wake of the subprime crisis. In particular, over the period, we took advantage of lower prices to add exposure to loans which we thought were "oversold" in the poor technical environment, and which experienced price increases after our purchase as investor risk appetite recovered. In addition, we have participated in several large leveraged loan transactions that offered investor friendly terms and were well received in the market. Examples include electronic processing provider First Data Corp. and utility holding company Texas Competitive Electric Holdings, oil and gas company CCS Inc., technology firm Macrovision Solutions Corp., and an incremental loan issued by cable provider Charter Communications. Additional positive contributors to performance included resort operator Las Vegas Sands, as well as issues purchased for their defensive characteristics including energy producer NRG Energy and hospital operator Health Management Associates.

Some of the larger detractors from performance included telecommunications provider, Cavtel Holdings LLC, restaurant chain operator Buffets, Inc. and resort operator Golden Nugget, Inc.

As part of our approach, we seek to enhance total returns by employing a "global portable alpha" strategy. This strategy seeks to identify the relative value to be found among global bond and currency markets, and then to benefit from disparities through the use of fixed-income futures and currency forward contracts. For the eleven months since the fund's commencement, the alpha strategy added slightly to the fund's return. The strategy's weightings in the global bond markets had a positive impact on performance, while its positions in currencies detracted from returns. (Futures and currency forward trading are volatile and highly leveraged. Use of leverage can lead to increased losses as well as gains.)

Q: What is your overall view of the investment environment for leveraged loans?

A: The leveraged loan market showed signs of strengthening over the last few months of the period. While investor sentiment appears to have stabilized and default rates have remained low, we remain sensitive to risks to the fundamental outlook for all credit instruments including leveraged loans. In particular, high prices for oil and other commodities have created significant uncertainty with respect to the macroeconomic environment. We will continue to monitor this environment and the impact on leveraged loan fundamentals closely, and be prepared to reposition the fund accordingly.

The fund's investment objective continues to be to seek high income while also seeking to maintain a high degree of principal stability. We focus on generating stable returns and minimizing defaults by emphasizing fundamental analysis and by searching for individual securities that we believe have strong value.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/08

Senior Loans	97%
Cash Equivalents	2%
Government & Agency Obligations	1%
100%
Sector Diversification (As a % of Senior Loans)	5/31/08

Consumer Discretionary	34%
Industrials	16%
Telecommunication Services	12%
Health Care	10%
Information Technology	8%
Energy	7%
Materials	5%
Utilities	3%
Financials	3%
Consumer Staples	2%
100%
Quality (As a % of Senior Loans)	5/31/08

BBB	2%
BB	52%
B	37%
Below B	3%
Not Rated	6%
100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the Standard & Poor's Corporation ("S&P") credit ratings. The ratings of S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008

	Principal Amount ($)	Value ($)

Senior Loans* 94.2%
Consumer Discretionary 31.8%
Bombardier Recreational Products, Inc., Term Loan, LIBOR plus 2.5%, 5.664%, 6/28/2013	500,000	450,625
Bresnan Communications LLC, Term Loan 2nd Lien, LIBOR plus 4.5%, 7.664%, 3/29/2014	1,000,000	922,500
Buffets, Inc.:
Credit Link Deposit, LIBOR plus 2.75%, 5.914%, 5/1/2013	117,445	70,614
Term Loan, LIBOR plus 2.75%, 5.914%, 11/1/2013	879,195	528,616
CanWest MediaWorks LP:
Term Loan, LIBOR plus 2.0%, 5.164%, 7/10/2014	495,000	471,488
Term Loan B, LIBOR plus 2.0%, 5.164%, 7/17/2014	995,000	962,662
Cequel Communications LLC, Term Loan 1st Lien, LIBOR plus 2.0%, 5.164%, 11/5/2013	997,481	932,126
Charter Communications Operating LLC, Term Loan B, LIBOR plus 5.0%, 8.164%, 3/6/2014	400,000	398,666
Dollar General Corp., Term Loan B, LIBOR plus 2.75%, 5.914%, 7/6/2014	500,000	463,978
Golden Nugget, Inc., Term Loan, LIBOR plus 3.25%, 6.414%, 12/31/2014	1,000,000	695,000
Gregg Appliances, Inc., Term Loan, LIBOR plus 2.25%, 5.414%, 7/13/2013	892,500	816,638
Idearc, Inc., Term Loan B, LIBOR plus 2.0%, 5.164%, 11/17/2014	989,975	827,990
Isle of Capri Casinos, Inc.:
Term Delay Draw, LIBOR plus 1.75%, 4.914%, 11/25/2013	176,029	159,087
Term Loan, LIBOR plus 1.75%, 4.914%, 11/25/2013	583,824	527,630
Term Loan B, LIBOR plus 1.75%, 4.914%, 11/25/2013	233,529	211,052
Las Vegas Sands LLC (Venetian):
Term Delay Draw, LIBOR plus 1.75%, 4.914%, 5/23/2014	167,364	154,428
Term Loan B, LIBOR plus 1.75%, 4.914%, 5/23/2014	830,544	766,351
Local TV Finance LLC, Term Loan, LIBOR plus 2.0%, 5.164%, 5/7/2013	496,250	434,219
Merrill Communications LLC, Term Loan 2nd Lien, LIBOR plus 6.5%, 9.664%, 11/15/2013	400,000	332,000
MGM Holdings II, Inc., Term Loan B, LIBOR plus 3.25%, 6.414%, 4/8/2012	496,203	404,405
National CineMedia LLC, Term Loan, LIBOR plus 1.75%, 4.914%, 2/13/2015	500,000	464,563
Network Communications, Inc., Term Loan, LIBOR plus 2.0%, 5.164%, 11/30/2012	995,000	870,625
New World Gaming Partners Holdings, Ltd.:
Term Delay Draw, LIBOR plus 2.25%, 5.414%, 1/19/2019	166,667	144,723
Term Loan, LIBOR plus 2.25%, 5.414%, 7/19/2014	831,250	721,803
Reader's Digest Association, Inc., Term Loan, LIBOR plus 2.0%, 5.164%, 3/2/2014	990,000	862,537
Toys "R" Us, Inc., Term Loan, LIBOR plus 4.25%, 7.414%, 7/19/2012	995,025	975,955
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6.164%, 5/17/2014	992,500	736,931
Univision Communications, Inc.:
Term Delay Draw, LIBOR plus 2.25%, 5.414%, 9/29/2014	33,557	28,459
Term Loan 1st Lien, LIBOR plus 2.25%, 5.414%, 10/20/2008	966,443	819,606
		16,155,277
Consumer Staples 2.2%
Advance Food Co., Inc., Term Loan 2nd Lien, LIBOR plus 4.25%, 7.414%, 9/16/2014	750,000	645,000
Van Houtte, Inc.:
Term Loan B, LIBOR plus 2.5%, 5.664%, 7/19/2014	436,700	406,131
Term Loan C, LIBOR plus 2.5%, 5.664%, 7/19/2014	59,550	55,381
		1,106,512
Energy 6.4%
Atlas Pipeline Partners LP, Term Loan, LIBOR plus 2.5%, 5.664%, 7/23/2014	500,000	495,000
Calumet Specialty Products Partners LP:
Credit Link Deposit, LIBOR plus 4.0%, 7.164%, 1/3/2014	114,943	106,322
Term Loan, LIBOR plus 4.0%, 7.164%, 1/3/2014	882,845	787,939
CCS, Inc., Term Loan, LIBOR plus 3.0%, 6.164%, 11/14/2014	500,000	448,750
Dresser, Inc., Term Loan 1st Lien, LIBOR plus 2.5%, 5.664%, 5/4/2014	1,000,000	959,065
Western Refining Co., Term Loan, LIBOR plus 1.75%, 4.914%, 4/13/2014	500,000	444,585
		3,241,661
Financials 3.2%
Algoma Acquisition Corp., Term Loan, LIBOR plus 2.5%, 5.664%, 6/20/2013	708,611	669,637
Nuveen Investments, Inc., Term Loan, LIBOR plus 3.0%, 6.164%, 11/7/2014	1,000,000	945,000
		1,614,637
Health Care 9.5%
Community Health Systems, Inc., Term Loan, LIBOR plus 2.25%, 5.414%, 1/16/2009	907,024	856,426
HCA, Inc., Term Loan B, LIBOR plus 2.25%, 5.414%, 11/17/2013	997,475	941,003
Health Management Associates, Inc., Term Loan B, LIBOR plus 1.75%, 4.914%, 2/28/2014	979,162	912,794
Mylan, Inc., Term Loan B, LIBOR plus 3.25%, 6.414%, 10/2/2014	997,500	985,096
Surgical Care Affiliates LLC, LIBOR plus 2.25%, 5.414%, 12/29/2014	297,750	259,787
Symbol Merger Sub, Inc.:
Term Loan A, LIBOR plus 3.25%, 6.414%, 8/23/2013	475,500	427,950
Term Loan B, LIBOR plus 3.25%, 6.414%, 8/23/2014	475,500	427,950
		4,811,006
Industrials 14.8%
Acosta, Inc., Term Loan, LIBOR plus 2.25%, 5.414%, 7/28/2013	992,424	944,044
ARAMARK Corp.:
Term Loan, LIBOR plus 2.0%, 5.164%, 1/26/2014	834,698	786,406
Credit Link Deposit, LIBOR plus 2.0%, 5.164%, 1/26/2014	58,002	54,559
Asurion Corp., Term Loan, LIBOR plus 3.0%, 6.164%, 7/16/2014	1,000,000	934,220
FR Brand Acquisition Corp., Term Loan B, LIBOR plus 2.25%, 5.414%, 2/7/2014	990,600	931,164
GenCorp, Inc.:
Credit Link Deposit, LIBOR plus 2.25%, 5.414%, 4/30/2013	312,500	296,875
Term Loan, LIBOR plus 2.25%, 5.414%, 4/30/2013	173,269	164,605
Gleason Corp., Term Loan, LIBOR plus 2.0%, 5.164%, 6/30/2013	243,728	230,932
LN Acquisition Corp.:
Term Delay Draw, LIBOR plus 2.5%, 5.664%, 7/17/2014	135,341	128,574
Term Loan, LIBOR plus 2.5%, 5.664%, 7/17/2014	360,909	342,864
Sabre, Inc., Term Loan, LIBOR plus 2.25%, 5.414%, 9/30/2014	1,000,000	855,125
Travelport, Inc., Term Delay Draw, LIBOR plus 2.25%, 5.414%, 8/23/2013	994,987	915,702
West Corp., Term Loan B2, LIBOR plus 2.375%, 5.539%, 10/24/2013	997,481	929,218
		7,514,288
Information Technology 7.1%
First Data Corp., Term Loan B1, LIBOR plus 2.75%, 5.914%, 9/24/2014	995,000	924,897
JRD Holdings, Inc., Term Loan A, LIBOR plus 2.5%, 5.664%, 7/2/2014	484,375	457,734
Macrovision Solutions Corp., Term Loan, LIBOR plus 3.75%, 6.914%, 5/2/2013	400,000	400,002
SunGard Data Systems, Inc., Term Loan, LIBOR plus 2.0%, 5.164%, 2/28/2014	997,475	945,282
Vangent, Inc., Term Loan, LIBOR plus 2.25%, 5.414%, 2/14/2013	962,264	909,340
		3,637,255
Materials 4.9%
Graphic Packaging International, Inc., Term Loan C, LIBOR plus 2.75%, 5.914%, 5/16/2014	80,000	77,325
Newpage Holding Corp., Term Loan B, LIBOR plus 3.75%, 6.914%, 12/7/2014	997,500	997,190
Noranda Aluminum Holding Corp., Term Loan B, LIBOR plus 2.0%, 5.164%, 5/18/2014	462,882	447,839
Novelis, Inc.:
Term Loan, LIBOR plus 2.0%, 5.164%, 7/6/2014	682,344	657,612
Term Loan, LIBOR plus 2.0%, 5.164%, 7/14/2014	310,156	299,301
		2,479,267
Telecommunication Services 11.0%
Cavtel Holdings LLC, Term Loan, LIBOR plus 4.75%, 7.914%, 12/31/2012	982,592	814,633
Cellnet Group, Inc., Term Loan 2nd Lien, LIBOR plus 4.25%, 7.414%, 10/22/2011	1,000,000	875,000
Gabriel Communications Finance Co., Term Loan B, LIBOR plus 3.25%, 6.414%, 5/31/2014	992,500	905,656
Hughes Network Systems LLC, Term Loan, LIBOR plus 2.5%, 5.664%, 4/15/2014	500,000	450,000
One Communications Corp., Term Loan C, LIBOR plus 3.5%, 6.664%, 4/19/2013	746,064	663,065
Sorenson Communications, Inc., Term Loan C, LIBOR plus 2.5%, 5.664%, 8/16/2013	968,164	932,463
Telesat LLC:
Term Loan, LIBOR plus 3.0%, 6.164%, 10/31/2014	964,905	919,506
Term Delay Draw, LIBOR plus 3.0%, 6.164%, 10/31/2014	47,387	45,158
		5,605,481
Utilities 3.3%
NRG Energy, Inc.:
Credit Link Deposit, LIBOR plus 1.75%, 4.914%, 2/1/2013	315,863	305,034
Term Loan, LIBOR plus 1.75%, 4.914%, 2/1/2013	646,737	623,057
Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, LIBOR plus 3.5%, 6.664%, 10/10/2014	398,000	375,167
Term Loan B3, LIBOR plus 3.5%, 6.664%, 12/31/2012	398,000	374,842
		1,678,100
Total Senior Loans (Cost $50,964,333)		47,843,484

Government & Agency Obligations 0.9%
US Treasury Obligations
US Treasury Bills:
1.08%**, 7/17/2008 (a)	464,000	462,933
1.72%**, 7/17/2008 (a)	12,000	11,972
1.721%**, 7/17/2008 (a)	2,000	1,995
1.729%**, 7/17/2008 (a)	1,000	998
1.8%**, 7/17/2008 (a)	1,000	998
Total Government & Agency Obligations (Cost $479,311)		478,896
	Shares	Value ($)

Cash Equivalents 2.2%
Cash Management QP Trust, 2.48% (b) (Cost $1,123,359)	1,123,359	1,123,359
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $52,567,003)+	97.3	49,445,739
Other Assets and Liabilities, Net	2.7	1,372,282
Net Assets	100.0	50,818,021
* Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major US bank or LIBOR, and are shown at their current rate as of May 31, 2008.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $52,567,003. At May 31, 2008 net unrealized depreciation for all securities based on tax cost was $3,121,264. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $431,460 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,552,724.
(a) At May 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

LIBOR: Represents the London InterBank Offered Rate.

At May 31, 2008 the Fund had unfunded loan commitments of $81,352 which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Community Health Systems, Inc., Term Delay Draw, 7/16/2014	46,404	43,815	(2,589)
Telesat LLC, Term Delay Draw, 10/31/2014	34,948	33,616	(1,332)
Total	81,352	77,431	(3,921)

At May 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	9/19/2008	17	2,021,837	2,012,933	(8,904)
10 Year US Treasury Note	9/19/2008	44	5,020,326	4,945,875	(74,451)
2 Year US Treasury Note	9/30/2008	6	1,267,892	1,263,750	(4,142)
United Kingdom Treasury Bond	9/26/2008	29	6,092,839	6,078,372	(14,467)
Total unrealized depreciation					(101,964)

At May 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Federal Republic of Germany Bond	6/6/2008	35	6,253,895	6,094,183	159,712
10 Year Japanese Government Bond	6/10/2008	47	6,206,037	5,995,153	210,884
Total unrealized appreciation					370,596

As of May 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	767,899	AUD	830,000	6/18/2008	22,854
USD	2,714,990	EUR	1,749,000	6/18/2008	3,642
USD	3,310,510	NOK	17,061,000	6/18/2008	34,823
USD	4,322,106	SGD	5,940,000	6/18/2008	36,951
CHF	2,374,000	USD	2,352,825	6/18/2008	76,113
EUR	87,000	USD	135,241	6/18/2008	8
JPY	60,286,000	USD	592,724	6/18/2008	20,648
Total unrealized appreciation					195,039
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
USD	1,035,949	CAD	1,023,000	6/18/2008	(7,126)
USD	523,860	CHF	531,000	6/18/2008	(14,621)
USD	218,118	GBP	108,000	6/18/2008	(4,668)
USD	338,446	JPY	35,592,000	6/18/2008	(700)
USD	114,606	SGD	156,000	6/18/2008	(126)
AUD	1,550,000	USD	1,394,799	6/18/2008	(81,909)
CAD	491,000	USD	480,179	6/18/2008	(13,616)
EUR	289,000	USD	444,028	6/18/2008	(5,191)
GBP	667,000	USD	1,315,641	6/18/2008	(2,611)
SEK	2,420,000	USD	396,971	6/18/2008	(6,019)
SEK	51,000	USD	8,384	6/18/2008	(109)
Total unrealized depreciation					(136,696)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP Pound Sterling JPY Japanese Yen NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008
Assets
Investments: Investments in securities, at value (cost $51,443,644)	$ 48,322,380
Investment in Cash Management QP Trust (cost $1,123,359)	1,123,359
Total investments, at value (cost $52,567,003)	49,445,739
Cash	10,000
Deposit with broker for open futures contracts	289,144
Receivable for investments sold	1,347,487
Receivable for Fund shares sold	124,250
Interest receivable	349,638
Receivable for variation margin on open futures contracts	359,877
Net receivable on closed forward foreign currency exchange contracts	18,259
Unrealized appreciation on forward foreign currency exchange contracts	195,039
Deferred offering costs	22,702
Other assets	29,401
Total assets	52,191,536
Liabilities
Foreign cash overdraft	304,188
Payable for investments purchased	753,231
Payable for Fund shares redeemed	22,591
Unrealized depreciation on forward foreign currency exchange contracts	136,696
Unrealized depreciation on unfunded loan commitments	3,921
Accrued management fee	26,617
Other accrued expenses and payables	126,271
Total liabilities	1,373,515
Net assets, at value	$ 50,818,021
Net Assets Consist of
Accumulated net investment loss	(520,672)
Net unrealized appreciation (depreciation) on: Investments	(3,121,264)
Futures	268,632
Unfunded loan commitments	(3,921)
Foreign currency	77,327
Accumulated net realized gain (loss)	(286,968)
Paid-in capital	54,404,887
Net assets, at value	$ 50,818,021

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,030,399 ÷ 550,385 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 9.14
Maximum offering price per share (100 ÷ 95.50 of $9.14)	$ 9.57
Class C Net Asset Value and redemption price(a) per share ($4,928,950 ÷ 540,134 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 9.13
Class S Net Asset Value, offering and redemption price(a) per share ($4,941,872 ÷ 540,946 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 9.14

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($35,916,800 ÷ 3,930,521 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)
$ 9.14
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from June 29, 2007 (commencement of operations) to May 31, 2008
Investment Income
Income: Interest	$ 2,478,222
Interest — Cash Management QP Trust	285,070
Total Income	2,763,292
Expenses: Management fee	236,713
Administration fee	43,490
Services to shareholders	1,093
Custodian fee	24,288
Distribution and service fees	47,059
Legal	13,218
Audit and tax fees	66,628
Trustees' fees and expenses	213
Reports to shareholders	23,374
Registration fees	7,904
Offering expenses	199,681
Other	10,775
Total expenses before expense reductions	674,436
Expense reductions	(244,742)
Total expenses after expense reductions	429,694
Net investment income	2,333,598
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(493,616)
Futures	(141,998)
Foreign currency	(219,933)
(855,547)
Change in net unrealized appreciation (depreciation) on: Investments	(3,121,264)
Futures	268,632
Unfunded loan commitments	(3,921)
Foreign currency	77,327
(2,779,226)
Net gain (loss)	(3,634,773)
Net increase (decrease) in net assets resulting from operations	$ (1,301,175)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the period from June 29, 2007 (commencement of operations) to May 31, 2008
Cash Flows from Operating Activities:
Investment income received*	$ 2,293,394
Payment of operating expenses	(328,909)
Proceeds from sales and maturities of investments	8,133,144
Purchases of investments	(59,659,102)
Net purchases, sales and maturities of short-term investments	(2,008,657)
Net receipt (payment) on futures contracts	(233,243)
Net loss from foreign currency transactions	(219,933)
Unrealized gain on foreign cash	725
Cash provided (used) by operating activities	$ (52,022,581)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 57,695,400
Cost of shares redeemed	(6,675,887)
Distributions paid (net of reinvestment of distributions)	(1,976)
Cash provided (used) by financing activities	51,017,537
Increase (decrease) in cash	(1,005,044)
Cash at beginning of period	1,000,000
Cash overdraft at end of period**	$ (5,044)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Increase (decrease) in net assets resulting from operations	$ (1,301,175)
(Increase) decrease in cost of investments	(52,567,003)
(Increase) decrease in unrealized appreciation (depreciation) on investments	3,121,264
(Increase) decrease in interest receivable	(349,638)
(Increase) decrease in other assets	(29,401)
Increase (decrease) in payable for investments purchased	753,231
(Increase) decrease in receivable for investments sold	(1,347,487)
Increase (decrease) in payable for daily variation margin on open futures contracts	(359,877)
(Increase) decrease in deferred offering costs	(22,702)
(Increase) decrease in appreciation (depreciation) on forward foreign currency exchange contracts	(76,602)
(Increase) decrease in appreciation (depreciation) on unfunded loan commitments	3,921
Increase (decrease) in other accrued expenses and payables	152,888
Cash provided (used) by operating activities	$ (52,022,581)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 2,327,952
* Non-cash activity from discount accretion and premium amortization in the net amount of $120,260 has been excluded from the Statement of Cash Flows.
** Includes foreign cash overdraft and deposit with broker for open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended May 31, 2008*
Operations: Net investment income (loss)	$ 2,333,598
Net realized gain (loss) on investment transactions	(855,547)
Change in net unrealized appreciation (depreciation)	(2,779,226)
Net increase (decrease) in net assets resulting from operations	(1,301,175)
Distributions to shareholders: Net investment income: Class A	(254,878)
Class C	(215,135)
Class S	(249,635)
Institutional Class	(1,466,256)
Net realized gains: Class A	(17,621)
Class C	(16,270)
Class S	(15,962)
Institutional Class	(94,171)
Total distribution	(2,329,928)
Fund share transactions: Proceeds from shares sold	57,819,650
Reinvestment of distributions	2,327,952
Cost of shares redeemed	(6,698,478)
Net increase (decrease) in net assets from Fund share transactions	53,449,124
Increase (decrease) in net assets	49,818,021
Net assets at beginning of period (initial capital)	1,000,000
Net assets at end of period (including accumulated net investment loss of $520,672)	$ 50,818,021
* For the period from June 29, 2007 (commencement of operations) to May 31, 2008.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended May 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.54
Net realized and unrealized gain (loss)	(.90)
Total from investment operations	(.36)
Less distributions from: Net investment income	(.47)
Net realized gains	(.03)
Total distribution	(.50)
Net asset value, end of period	$ 9.14
Total Return (%)[c,d]	(3.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5
Ratio of expenses before expense reductions (%)	1.85*
Ratio of expenses after expense reductions (%)	1.20*
Ratio of net investment income (%)	6.38*
Portfolio turnover rate (%)	25**
[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C Year Ended May 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.47
Net realized and unrealized gain (loss)	(.90)
Total from investment operations	(.43)
Less distributions from: Net investment income	(.41)
Net realized gains	(.03)
Total distribution	(.44)
Net asset value, end of period	$ 9.13
Total Return (%)[c,d]	(4.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5
Ratio of expenses before expense reductions (%)	2.66*
Ratio of expenses after expense reductions (%)	2.02*
Ratio of net investment income (%)	5.57*
Portfolio turnover rate (%)	25**
[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S Year Ended May 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.56
Net realized and unrealized gain (loss)	(.90)
Total from investment operations	(.34)
Less distributions from: Net investment income	(.49)
Net realized gains	(.03)
Total distribution	(.52)
Net asset value, end of period	$ 9.14
Total Return (%)[c]	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5
Ratio of expenses before expense reductions (%)	1.69*
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (%)	6.54*
Portfolio turnover rate (%)	25**
[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class Year Ended May 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.56
Net realized and unrealized gain (loss)	(.90)
Total from investment operations	(.34)
Less distributions from: Net investment income	(.49)
Net realized gains	(.03)
Total distribution	(.52)
Net asset value, end of period	$ 9.14
Total Return (%)[c]	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36
Ratio of expenses before expense reductions (%)	1.74*
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (%)	6.54*
Portfolio turnover rate (%)	25**
[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Floating Rate Plus Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Senior loans are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, senior loans are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures as part of the Fund's global tactical asset allocation overlay strategy and as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts as part of the Fund's global tactical asset allocation strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through May 31, 2008, the Fund incurred approximately $366,000 of net realized capital losses and $499,000 of foreign currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2009.

The Fund has reviewed the tax positions as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Net unrealized appreciation (depreciation) on investments	$ (3,121,264)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended May 31, 2008
Distributions from ordinary income*	$ 2,257,916
Distributions from long-term capital gains	72,012
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash held at the Fund's custodian bank and deposits with a broker for open futures contracts at May 31, 2008. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the period from June 29, 2007 (commencement of operations) to May 31, 2008, purchases and sales of investment securities (excluding short-term instruments) aggregated $60,412,333 and $9,480,631, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following rates:

First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

For the period from June 29, 2007 (commencement of operations) through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses (limited to 0.10%)) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.20%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

Accordingly, for the period from June 29, 2007 (commencement of operations) to May 31, 2008, the fee pursuant to the Investment Management Agreement aggregated $236,713, of which $80,815 was waived, which was equivalent to an annualized effective rate of 0.43% of the Fund's average daily net assets.

For the period from June 29, 2007 (commencement of operations) to May 31, 2008, the Advisor reimbursed the Fund $163,264 of offering expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee"). For the period from June 29, 2007 (commencement of operations) to September 30, 2007, the Fund paid an annual fee of 0.10% of the Fund's average daily net assets, or $50,000 minimum per year, whichever was greater. Effective October 1, 2007, the Fund pays an annual fee of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 29, 2007 (commencement of operations) to May 31, 2008, the Advisor received an Administration Fee of $43,490, of which $4,293 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the period from June 29, 2007 (commencement of operations) to May 31, 2008 the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2008
Class A	$ 274	$ —	$ 113
Class C	121	—	46
Class S	142	56	—
Institutional Class	295	295	—
	$ 832	$ 351	$ 159

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from June 29, 2007 (commencement of operations) to May 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class C	$ 31,460	$ 3,121

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from June 29, 2007 (commencement of operations) to May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2008	Annualized Effective Rate
Class A	$ 6,551	$ 1,707.15%
Class C	9,048	1,937.22%
	$ 15,599	$ 3,644

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from June 29, 2007 (commencement of operations) to May 31, 2008 aggregated $778.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for period from June 29, 2007 (commencement of operations) to ended May 31, 2008.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from June 29, 2007 (commencement of operations) to May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,795, of which $9,000 is unpaid.

Trustees' Fees and Expenses.The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During period from June 29, 2007 (commencement of operations) to May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $259 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At May 31, 2008, the Advisor holds approximately 38% of the outstanding shares of the Fund. In addition, as of May 31, 2008, the DWS LifeCompass Retirement Fund, DWS LifeCompass 2015 Fund, DWS LifeCompass 2020 Fund and DWS Strategic Income Fund held 29%, 12%, 10% and 10%, respectively, of the total shares outstanding of the Fund.

E. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At May 31, 2008, the Fund had unfunded loan commitments of $81,352.

F. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the period from June 29, 2007 (commencement of operations) to May 31, 2008, the Fund's custodian fee was reduced by $52 and $1, respectively, for custodian and transfer agent credits earned.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended May 31, 2008*
	Shares	Dollars
Shares sold
Class A	548,424	$ 5,463,721
Class C	490,308	4,903,400
Class S	487,768	4,875,689
Institutional Class	4,397,125	42,576,840
		$ 57,819,650
Shares issued to shareholders in reinvestment of distributions
Class A	29,086	$ 270,988
Class C	24,826	230,940
Class S	28,523	265,597
Institutional Class	169,488	1,560,427
		$ 2,327,952
Shares redeemed
Class A	(52,125)	(490,014)
Class S	(345)	(3,064)
Institutional Class	(661,092)	(6,205,400)
		$ (6,698,478)
Net increase (decrease)
Class A	525,385	$ 5,244,695
Class C	515,134	5,134,340
Class S	515,946	5,138,222
Institutional Class	3,905,521	37,931,867
		$ 53,449,124
Initial capital
Class A	25,000	$ 250,000
Class C	25,000	250,000
Class S	25,000	250,000
Institutional Class	25,000	250,000
		$ 1,000,000
* For the period from June 29, 2007 (commencement of operations) to May 31, 2008.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Portfolio Trust and Shareholders of DWS Floating Rate Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Floating Rate Plus Fund (the "Fund") at May 31, 2008, the results of its operations, its cash flow, the changes in its net assets and the financial highlights for the period from June 29, 2007 (commencement of operations) through May 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended May 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $79,000 as capital gain dividends for its year ended May 31, 2008, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I have been appointed the Independent Fee Consultant for the DWS Scudder Funds and have as part of my duties evaluated the reasonableness of the management fees charged by DeAM to the DWS Floating Rate Plus Fund. My evaluation considered the following:

• Management fees charged by other mutual fund companies for like services, which included review of the management fees and total expenses of a peer group of other open-end funds investing primarily in senior or leveraged loans.

• Management fees charged to institutional and other clients of DeAM for like services, considering the extent of services DeAM provides the Fund in relation to the services typically provided to institutional accounts.

• Costs to DeAM and its affiliates of supplying services pursuant to the management agreements and profit margins from supplying such services. While this is a new fund with no profitability information, the level of the Fund's fee, DeAM's overall profitability derived from mutual funds, and DeAM's expectations for fund growth do not suggest excessive profitability.

• Possible economies of scale as the Fund grows larger, noting that fee break points are included in the fee schedule and that these will be reviewed as the Fund grows.

• The nature and quality of DeAM's services, including the DWS Fund's performance. This is a new fund, so performance and other service evaluations are not possible. DeAM has staffed the fund's management with individuals having appropriate education and experience.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the DWS Floating Rate Plus Fund are reasonable and fall within a range that could have been negotiated at arm's length.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	131
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2008, DWS Floating Rate Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS FLOATING RATE PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$60,000	$0	$0	$0
2007*	N/A	N/A	N/A	N/A

* Fund commenced operations on June 29, 2007.

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$25,000	$0
2007	$192,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008